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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 2)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                    001-15145                 75-2247099
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    1845 WOODALL RODGERS
    FREEWAY, SUITE 1300                                            75201
       DALLAS, TEXAS                                             (Zip code)
  (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, AMFM Inc. ("AMFM"), hereby amends its Current Report on Form 8-K filed October 13, 1999, as amended on October 28, 1999, as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated November 5, 1999, a copy of which is incorporated herein as Exhibit 99.3, Capstar Communications, Inc., an indirect subsidiary of AMFM, announced that it had amended the terms of its solicitation of consents from the holders of its 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Preferred Stock") to certain amendments to the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions Thereof governing the Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated October 12, 1999.(1)
         99.2     --        Press release, dated October 25, 1999.(2)
         99.3     --        Press release, dated November 5, 1999.(3)

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(1) Incorporated by reference to the identically numbered exhibit on the Form 8-K of Capstar Communications, Inc., filed October 12, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc., filed October 28, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc., filed November 9, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM INC.
                                            (Registrant)



                                            By: /s/ W. SCHUYLER HANSEN
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                                                    W. Schuyler Hansen
                                                    Senior Vice President and
                                                    Chief Accounting Officer


Date:    November 9, 1999